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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
     2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of deltathree, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 14, 2003                       /s/Shimmy Zimels
         --------------                     ----------------
                                            Shimmy Zimels
                                            Chief Executive Officer
                                            (Principal Executive Officer)


Dated:   May 14, 2003                       /s/Paul C. White
         --------------                     -----------------
                                            Paul C. White
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)



         This certification accompanies this Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss. 18 of the Securities Exchange Act of 1934, as amended.



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